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                                                                    Exhibit 10.3

                                                                  EXECUTION COPY

                              WAIVER AND AMENDMENT

     WAIVER AND AMENDMENT, dated as of June 30, 2000 (this "Waiver"), to the Credit Agreement, dated as of August 5, 1999 (the "Credit Agreement"), among GLOBALSTAR, L.P., a Delaware limited partnership (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :
                              ---------------------

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

     WHEREAS, the Borrower has requested that the Required Lenders execute this Waiver with respect to any Event of Default which might result in the event the Borrower fails to repay the principal and interest on the Indebtedness outstanding under the Existing Globalstar Credit Agreement (as defined in the Credit Agreement).

     WHEREAS, the Required Lenders are willing to waive such Event of Default on and subject to the conditions in this Waiver;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

     SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     SECTION 2. Waiver of Section 7(a)(v) (Cross Default). Subject to the occurrence of the Waiver Effective Date (as defined in Section 4 below), the Required Lenders hereby waive until 6:00 p.m. (New York City time) on July 3, 2000 their rights under Section 7 of the Credit Agreement arising out of any Default or Event of Default under Section 7(a)(v) solely by reason of the Borrower's failure to repay the principal of and interest on the Indebtedness outstanding under the Existing Globalstar Credit Agreement.

     SECTION 3. Amendment to Subsection 1.1 (Definitions). Subsection 1.1 of the Credit Agreement is hereby amended by deleting clause (i) of the definition of "Replacement Globalstar Facility" in its entirety and substituting in lieu thereof the following clause:

     "(i) Indebtedness of the Borrower of up to $250,000,000 (or, if less, the amount of Indebtedness then being replaced) which refinances and replaces Indebtedness (including subrogation rights in respect thereof) under the Existing Globalstar Credit Agreement or any replacement thereof".



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     SECTION 4. Conditions to Effectiveness. This Waiver shall become effective on the date (the "Waiver Effective Date") on which:

     (a) the Borrower and the Required Lenders shall have executed and delivered to the Administrative Agent this Waiver; and

     (b) the Administrative Agent shall have received the Waiver Fee (as defined in Section 5 below).

     SECTION 5. Waiver Fee. (a) Notwithstanding whether or not the Waiver Effective Date occurs, the Borrower hereby agrees to pay the Administrative Agent, for the account of each Lender party to the Credit Agreement as of June 30, 2000, a waiver fee (the "Waiver Fee") in an amount equal to 0.125% of the sum of (i) such Lender's Available Commitments as of June 30, 2000, plus (ii) the aggregate outstanding principal amount of Loans held by such Lender as of June 30, 2000. The parties hereto agree that the Waiver Fee shall be credited against any waiver fees payable to the Lenders in connection with any other waiver of the Default or Event of Default described in Section 2 above that becomes effective on or prior to July 3, 2000 (whether or not it contains a limitation on the duration of the waiver).

     (b) The Borrower hereby authorizes and instructs the Administrative Agent to apply amounts available in the Borrower's accounts with the Administrative Agent to payment of the Waiver Fee.

     SECTION 6. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Waiver, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that the representations and warranties made by the Borrower in Section 3 of the Credit Agreement are true and correct in all material respects on and as of the Waiver Effective Date, after giving effect to the effectiveness of this Waiver, as if made on and as of the Waiver Effective Date, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

     SECTION 7. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Waiver, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     SECTION 8. Effect on the Loan Documents. The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a modification or waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents. Except as expressly modified or waived herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.


                                       2

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     SECTION 9. Governing Law; Counterparts. THIS WAIVER AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 10. Counterparts. This Waiver may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Waiver by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Waiver signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

                  [Remainder of page intentionally left blank]


                                       3

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     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        GLOBALSTAR, L.P.

                                        By: LORAL/QUALCOMM SATELLITE
                                            SERVICES L.P., as Managing General
                                            Partner

                                        By: LORAL/QUALCOMM PARTNERSHIP,
                                            L.P., as General Partner

                                        By: LORAL GENERAL PARTNER, INC.,
                                            as General Partner

                                        By: /s/ Nicholas C. Moren
                                            ------------------------------
                                            Name:  Nicholas C. Moren
                                            Title: Senior Vice President &
                                                   Treasurer


                                        BANK OF AMERICA, NATIONAL
                                        ASSOCIATION, as Administrative Agent

                                        By: /s/ Steve A. Aronowitz
                                            ------------------------------
                                            Name:  Steve A. Aronowitz
                                            Title: Managing Director


                                        BANK OF AMERICA, NATIONAL
                                        ASSOCIATION, as  a Lender

                                        By: /s/ Steve A. Aronowitz
                                            ------------------------------
                                            Name:  Steve A. Aronowitz
                                            Title: Managing Director



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                                        CHANG HWA COMMERCIAL BANK, LTD.,
                                        NEW YORK BRANCH, as a Lender

                                        By:
                                            ------------------------------
                                            Name:
                                            Title:



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CREDIT LYONNAIS NEW YORK
BRANCH, as a Lender

By:
    ------------------------------
    Name:
    Title:



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                                        PACIFICA PARTNERS I, L.P., as a Lender

                                        By: Imperial Credit Asset Management
                                            As its Investment Manager

                                        By:
                                            ------------------------------
                                            Name:
                                            Title:



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SOCIETE GENERALE S.A., as a Lender

By:
    ------------------------------
    Name:
    Title:



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                                        SYNDICATED LOAN FUNDING TRUST, as a
                                        Lender

                                        By:  Lehman Commercial Paper Inc.,
                                             Not in its individual capacity but
                                             solely as Asset Manager

                                        By:
                                            ------------------------------
                                            Name:
                                            Title:



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TRANSAMERICA EQUIPMENT FINANCIAL
SERVICES CORPORATION, as a Lender

By:
    ------------------------------
    Name:
    Title:



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                                        NATIONAL WESTMINSTER BANK PLC, as a
                                        Lender

                                        By:
                                            ------------------------------
                                            Name:
                                            Title:



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                                        AMERICAN MONEY MANAGEMENT CORP.,
                                        as a Lender
                                        By:
                                            ------------------------------
                                            Name:
                                            Title: